Exhibit 6

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Sanofi-Synthelabo SA, a societe anonyme organized under the laws of France (the "Company"), hereby severally constitute and appoint Jean-Francois Dehecq, Jean-Claude Leroy, Jean-Pierre Kerjouan and Laurent Cohen-Tanugi (with full power to act alone), as our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign for me, in my name and behalf in my capacity set forth below, any Registration Statements (including without limitation Registration Statements on Form F-6, Form S-8 or such other form as may be appropriate), for the purposes of registering ordinary shares, nominal value (euro)2 per share, of the Company (including American depositary shares representing such ordinary shares) to be issued in connection with the Company's exchange offer for all of the ordinary shares, nominal value (euro)3.82 per share, of Aventis SA, a societe anonyme organized under the laws of France, including all such ordinary shares represented by American depositary shares of Aventis, and all amendments (including pre-effective and post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney as the date set forth opposite my signature below.

                     Signature                                          Title                            Date
-------------------------------------------  ---------------------------------------------------  ------------------
/s/ Jean-Francois Dehecq                                Chairman, Chief Executive Officer and      January 25, 2004
-------------------------------------------            Director (Principal Executive Officer)
                Jean-Francois Dehecq

/s/ Marie-Helene Laimay                               Senior Vice President and Chief Financial    January 25, 2004
-------------------------------------------             Officer (Principal Financial Officer)
                 Marie-Helene Laimay

/s/ Jean-Luc Renard                                    Vice President Corporate Accounting and     January 25, 2004
-------------------------------------------              Tax (Principal Accounting Officer)
                   Jean-Luc Renard

/s/ Rene Barbier de la Serre                                          Director                     January 25, 2004
-------------------------------------------
              Rene Barbier de la Serre

/s/ Robert Castaigne                                                  Director                     January 25, 2004
-------------------------------------------
                  Robert Castaigne

/s/ Pierre Castres Saint Martin                                       Director                     January 25, 2004
-------------------------------------------
             Pierre Castres Saint Martin

/s/ Thierry Desmarest                                                 Director                     January 25, 2004
-------------------------------------------
                  Thierry Desmarest

/s/ Lord Douro                                                        Director                     January 25, 2004
-------------------------------------------
                     Lord Douro

                     Signature                                          Title                            Date
-------------------------------------------  ---------------------------------------------------  ------------------

/s/ Jean-Paul Leon                                                    Director                     January 27, 2004
-------------------------------------------
                    Elf Aquitaine
           Represented by:  Jean-Paul Leon

/s/ Pierre-Gilles de Gennes                                           Director                     January 25, 2004
-------------------------------------------
               Pierre-Gilles de Gennes

                                                                      Director
-------------------------------------------
                    Herve Guerin

/s/ Christian Mulliez                                                 Director                     January 25, 2004
-------------------------------------------
                       L'Oreal
         Represented by:  Christian Mulliez

/s/ Lindsay Owen-Jones                                                Director                     January 25, 2004
-------------------------------------------
                 Lindsay Owen-Jones

/s/ Gerard Van Kemmel                                                 Director                     January 25, 2004
-------------------------------------------
                  Gerard Van Kemmel

/s/ Bruno Weymuller                                                   Director                     January 25, 2004
-------------------------------------------
                   Bruno Weymuller

/s/ Timothy Rothwell                                   Authorized Representative in the United     January 26, 2004
-------------------------------------------                       States of America
                  Timothy Rothwell